UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  __)

_________________________________

Filed by the Registrant ☒Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

_________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________

(4)Proposed maximum aggregate value of transaction:

__________________________________________________________________

(5) Total fee paid:

__________________________________________________________________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

________________________________________________________________

(2)Form, Schedule or Registration Statement No.:

_________________________________________________________________

(3) Filing Party:

_________________________________________________________________

(4) Date Filed:

__________________________________________________________________

Bank «/The lames FINANCIAL CROUP. INC, BANK OF THE JAMES FINANCIAL GROUP. INC. C/O BROADRIDGE CORPOREATE ISSUES SOLUTIONS, INC. P.O.BOX 1342 BRENTWOOD. NY 11717 D 77739-P68944-Z82393-Z32392 Your Vote Counts! BANK OF THE JAMES FINANCIAL GROUP, INC. 2022 Annual Meeting Vote by May 16, 2022 11:59 PM ET You invested in BANK OF THE JAMES FINANCIAL GROUP, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2022. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Message to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a Vote Virtually at the Meeting* May 17, 2022 4:00 p.m. Virtually at: www.virtualshareholdermeeting.com/BOTJ2022 * Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 01) A. Douglas Dalton III 04) Phillip C. Jamerson 02) James F. Daly 05) Thomas W. Pettyjohn, Jr. 03) Watt R. Foster, Jr. © For 2. To ratify the selection by Financial of Yount, Hyde & Barbour, PC., independent public accountants to audit the financial statements of Financial for the fiscal year ending on December 31,2022. © For 3. Advisory vote on approval of executive compensation. © For 4. Advisory vote on the frequency of future advisory votes on the approval of executive compensation. Year NOTE: To act upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof. Management is not aware of any other business, other than procedural matters incident to the conduct of the Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D77740-P63944-Z32393-Z32392